March 2006

This presentation contains forward-looking statements. Such
forward-looking statements are based on information available at the time of the preparation of this presentation and on
management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed herein. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s
Registration Statement on Form S-3, Form 10-K and quarterly
reports on Form 10-Q. The Company assumes no obligation to
update forward looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.
Safe Harbor Statement

1. Strengths and Weaknesses of the Mortgage REIT Business Model (Page 4)
2. Making the Mortgage REIT Business Model Better (Page 9)
»
Corporate Mission and Long Term Goal
»
Diversity, Diversity, Diversity
»
Board and Management are Large Shareholders
»
The Strategic Thinking Behind the OFS Acquisition
3. Capital Allocation and the Relationship Between the REIT and the Taxable REIT
Subsidiary (“TRS”)(Page 15)
4.  Opteum Financial Services (Page 16)
5.  The REIT Portfolio (Page 24)
»
8K Released 3/21/2006
6.  Analyst Estimates for OPX (Page 32)
Table of Contents

Strengths and Weaknesses of the
Mortgage REIT Business Model
▪
Biggest Strength
»
Permanent Equity to Invest in Fixed Income Instruments and Expand an
Origination Platform through Various Business Cycles
▪
Stock Price can go Down, but that does not Force the Investment Manager to Sell Assets and take Permanent Losses to Book Value.
▪
Hedge Fund Investors often times Withdraw their Funds at Precisely the Moment when they should be Buying, Forcing the Hedge Fund Manager to Sell at the Wrong Time.
▪
Biggest Weaknesses
»
Lack of Diversity
▪
Assets, Sources of Income, Sources of Funds, Channels of Origination.
▪
Many Mortgage Companies and REITs are Founded by Originators who Lack Financial
Expertise nor are they Asset Managers.
»
Event Risk
▪
Margin Calls

Fed Funds Target Rate Since OPX IPO 9/15/04

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
March 28, 2006
Increase since September 15, 2004 is 3.25% or 325 basis points
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT
Business Model: Fed Funds Target Rate

Percentage Change in Stock Price Since OPX IPO 9/15/04

10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-80.0%
Percentage Change in Stock Price
AHM
HMB
TMA
RWT
MHL
MFA
ANH
NLY
LUM
OPX
CMO
NTR
MH
Average = -32%
Active Originator REITs
RMBS REITs
Prices as of 3/16/06

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT
Business Model: Stock Prices Reflect Fed Funds

Comparison of Dividends Payable per Quarter
Dividends Payable per Share ($)
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Active Originator Peer Group Average Change = +8%
RMBS Peer Group Average Change = -83%
AHM
RWT
TMA
MHL
HMB
NTR
IMH
OPX
NLY
MFA
ANH
LUM
CMO

Optcum

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT Business Model:
Origination REITs Maintain Dividends Longer than RMBS REITs

Comparison of Annualized Return on Equity per Quarter
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
ROE
MH
HMB
AHM
MHL
NTR
TMA
OPX
NLY
LUM
MFA
CMO
ANH
RWT

Q3 2004 Average                  RMBS Peer Group                         Q4 2005 Average
         13.7%                                                         10.1%
Q3 2004 Average          Active Originator Peer Group              Q4 2005 Average
         14.7%                                                          13.9%
Data Provided By Bloomberg and FlagStone Securities
Strengths and Weaknesses of the Mortgage REIT Business Model:
Despite Rising Rates, ROEs Have Been Relatively Stable

Making the Mortgage REIT Business Model Better:
Corporate Mission and Long Term Goal
Clearly Defined Corporate Mission
▪
“Provide Superior Returns to our Shareholders.”
»
Protect Ultimate Book Value.
»
Stable Returns over Time.
If we achieve our Corporate Mission, we will be able
to achieve our Corporate Long Term Goal.
Clearly Defined Long Term Goal
▪
“Attract, Retain, and Grow Equity Capital.”

Making the Mortgage REIT Model Better:
Diversity, Diversity, Diversity
Diversity is Inherent in Everything We Do
▪
Diverse Business Model in our Core Competences
»
Mortgage Origination Platform– Three Origination Channels, Over 100
Products, Geographic Diversity.
»
Portfolio Management - $3.5 Billion in Assets, 40 Asset Sub-Classes.
»
Liquidity Management– REPO, Margin Waivers, Committed Facilities,
Trust Preferred Debt.
▪
Being Diverse is Key to Avoiding Event Risk
»
Margin Calls – Principal Prepayments, Price Declines.
»
Cash Flow – Some Part of the Portfolio is Always Generating CashFlow.
»
Business Cycles – Each Product and Asset Responds Differently to
Changing Business Environments.

Making the Mortgage REIT Business Model Better:
Board and Management are Large Shareholders
                                                                                                              # of Shares
▪
Independent Board(1)                                                                        675,499
»
Bespolka, Hendricks, Kaplan, Mortenson, Ortale
•
Self, Spouse, Children, Trusts
▪
Senior Management(1,2)                                                                 3,755,078
»
Zimmer, Cauley, Norden, Levine, Floyd
•
Self, Spouse, Children, Trusts
▪
13 Other Senior Employees(1,2)343,442
                                                                        Total # of Shares =  4,773,969
                                              Current Value of $40,578,737 as of 3/16/2006
Ownership Position Equals ~19% Of All Classes of Shares Outstanding
No Board Member, Management Personnel, or Employee Referred to on this Page has Sold any Shares of OPX since Inception of the Company and through 3/16/2006
Notes:
(1) Includes all Issued or Fully Vested Class A, Preferred A, and Class B Shares
(2) Includes Shares Paid as Past Compensation Vesting Between May 2006 though 2008
All Data as of 3/16/06

Making the Mortgage REIT Business Model Better:
The Strategic Thinking Behind the OFS Acquisition
▪
Diversify Sources of Revenue, Yet within Opteum’s Core Area of Competence.
»
Decrease Reliance of RMBS Portfolio Arbitrage on Federal Reserve Rate Decisions.
▪
High Teens ROE Potential is Accretive to REIT Investment Opportunities.
▪
Purchase Price was Very Fair, if not Cheap.
»
Price was approximately “Book Value” at a time when the Publicly Traded Peer Group Multiples were 1.3x to 2.2x book.
»
Book Value Consists of Mortgage Servicing Rights and Residuals.
»
The Mortgage Banking Operation was Essentially “Free.”
▪
Executive Expertise – Experience is Key to Avoiding Event Risk.
»
Top Three OFS Managers Each have Between 18 and 28 Years of Origination Experience.
»
100% Stock Deal – Only 20% of OFS Management’s OPX Stock can be Sold within First Three
Years.
»
OFS Managers Have Purchased More Shares in the Open Market Since the Transaction was
Announced.
▪
OFS is Nearing the Point in Their Lifecycle (sometime in mid-2007) where Cash Flow from Operations will be Sufficient to Sustain Organic Growth.

Percentage of Median Price/Book of Active Originator Group to Median Price/Book of RMBS Group

RMBS Group
NLY
ANH
OPX
CMO
LUM
MFA
Active Originator Group
AHM
HMB
MHL
NTR
IMH
RWT
TMA
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
1998 - 2002
Average = 0.98
2003 - Present
Average = 1.36
1998 - Present
Average = 1.15
As of
3/16/06
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05

Data Provided By FlagStone Securities
Price to Book Ratios for RMBS (Portfolio Only) REITs
and REITs with Origination Platforms (Active/Prime)

Median Price to Book Ratio of Active Originator Group
Price/Book Ratio
3
2.5
2
1.5
1
0.5
0
9/30/04
12/30/04
3/30/05
6/30/05
9/30/05
12/30/05
HMB
AHM
TMA
RWT
MHL
NTR
OPX
MH
Through

Data Provided By FlagStone Securities
Current Price to Book Ratios for
Active Originator REITs

Capital Allocation and the Relationship Between the
REIT and the Taxable REIT Subsidiary (“TRS”)
▪
The Company can Allocate Resources in Three Ways.
1.
Capital to Opteum Financial Services (“OFS”, the Company’s TRS) to Facilitate Growth.
2.
REIT Portfolio Investments.
3.
Corporate Stock Buy-Back at a Discount to Current Book Value.
4.
Q4 2005 - 561,800 Shares Bought at an Average Price of $9.29.
5.
Q1 2006 - 527,300 Shares Bought at an Average Price of $8.50.
▪
OFS (TRS) is Expected to Make a Profit through Their Own Operations.
»
OFS will Securitize in Agency or Private Label Format their Originations and Sell them at the TRS
Level.
»
OFS (TRS) will Retain the Mortgage Servicing Rights and the Securitization Residuals.
»
OFS uses Gain on Sale GAAP Accounting.
»
Any GAAP Profit Produced by OFS over at least the Next Few Quarters will be Retained (Book
Value Growth).
▪
The REIT (Opteum Inc.) does Not Currently Anticipate Purchasing OFS
Originations for Portfolio.
»
Exception: Specified Agency Pools.

Opteum Financial Services
The Company’s Mortgage Origination Platform
and
Taxable REIT Subsidiary

Who is OFS?
Opteum Financial Services
▪
OFS is a Paramus, New Jersey Based Mortgage Banker
▪
Founded in 1999 by Peter Norden and Marty Levine
»
28 Years Each in the Mortgage Business (Accounting and Financial Backgrounds)
»
Founded Three Mortgage Companies Previously
▪
Diversified Originator
»
Three Channels of Originations
»
Retail – 1/3
»
Wholesale – 1/3
»
Conduit – 1/3
»
All Loan Products Originated
»
Prime ‘A’
»
Alt-A – 62% of 2005 Originations
»
Expanded A-
»
Subprime – All sold, servicing released, for cash
»
Originate Loans Through Builders and Realtors
»
Not a REFI Shop
»
Loans Originated in 47 States in 2005
»
Over 1,000 Employees with 35 Offices
▪
Expansion Through Selectively Adding New Offices with Seasoned
Mortgage Loan Officers

Opteum
Opteum
Opteum Incorporated
Retail Branches - Georgia

Opteum

Wholesale Division:
Regional Offices (2)
Branch Offices (3)
Retail Division:
Branch Offices (29)
Conduit Division:
National Office (1)
The Origination Platform: Opteum Financial Services

▪
OFS no longer securitizes Subprime products (starting with OPMAC 2005-2).
▪
OFS sells 100% of it’s Subprime Originations Servicing Released.
▪
OFS no longer securitizes second mortgages (the last one in OPMAC 2005-2).
Product	# of Loans	Loan Amount	% of Total
FNMA / FHLMC	2,784	508,751,552	7.6%
FHA / VA	1,682	245,493,826	3.6%
Non-Conforming	1,084	343,155,332	5.1%
Prime ARM	518	106,226,617	1.6%
ALT-A	15,438	4,202,591,998	62.4%
Expanded A- / Subprime	2,880	701,699,259	10.4%
Second Liens	7,184	385,583,161	5.7%
Negative Am ARM	50	17,332,919	0.3%
Brokered Loan	1,430	226,854,353	3.4%
TOTAL	33,051	6,737,689,017	100.0%
OFS Fiscal 2005 Production Summary

Optcum Financial Services: Loan Production by Channel through December 31, 2005

Total Loan Amount (000's)
2002
2004

2005 includes closed loan production for 13 months ended December 31st.
OFS Origination Production by Channel

Name	UPB Issue Amount	Gross WAC	Net WAC	WALTV	WACLTV	WA Fico
HMAC 2004-1	309,846,147	6.114	5.634	81.64	84.67	683
HMAC 2004-2	387,791,245	5.559	5.296	77.35	81.32	692
HMAC 2004-3	417,055,302	5.529	5.244	77.00	81.89	692
HMAC 2004-4	410,125,325	5.960	5.620	79.60	84.72	690
HMAC 2004-5	413,874,752	6.161	5.864	79.34	85.15	690
HMAC 2004-6	761,026,691	6.255	5.936	81.30	87.56	686
OPMAC 2005-1	802,625,137	6.077	5.792	78.10	85.18	688
OPMAC 2005-2	883,988,562	5.927	5.642	75.99	84.13	693
OPMAC 2005-3	937,116,704	6.067	5.796	75.56	84.61	699
OPMAC 2005-4	1,321,738,004	6.203	5.923	75.57	85.09	701
OPMAC 2005-5	986,662,596	6.209	5.918	74.05	82.35	702
Total Issuance	7,631,850,465	6.059	5.765	77.10	84.42	694
OFS Issuance Summary By Deal Name

Provider	Commitments
Inter-Company Loan
REIT Loan to OFS (10 Year Fixed Rate at 11%)	$ 65,000,000
Warehouse Lines
GMAC – RFC (Committed)	$ 100,000,000
UBS (Uncommitted)	$ 750,000,000
Colonial Bank – Syndication (Committed)	$ 284,500,000
JP Morgan (Committed)	$ 10,000,000
Aggregation Line
Bear Stearns	$ 750,000,000
Greenwich (Repo Facility)	$ 250,000,000
Citigroup	$ 1,500,000,000
Residual Financing Line
Citigroup	$ 50,000,000
Proposed Syndication
JP Morgan Chase (Committed)	$ 1,000,000,000
OFS Credit Facilities and Sources of Capital

OFS Origination and ROE Projections for 2006
Closings                                    $7,250,000,000
# of Closings                                          38,625
Average Loan Size                                          $187,715
Total Revenues                            $264,000,000
Operating Expenses                    ($149,000,000)
Non-Operating Expenses             ($  94,000,000)
OFS Net Income Before Taxes                 $  21,000,000
Minority Interest                           ($   1,000,000)
Income Taxes                            ($   8,000,000)
Net Income                                 $ 12,000,000
Return on Equity: $12,000,000 / $56,300,000 = 21.3%

The REIT Portfolio

The REIT Portfolio
▪
The REIT Currently owns Agency Mortgage Related Securities.
»
Very Little Credit Risk.
▪
Diversification Across Various Types of Low-Duration Assets.
»
There is Always Cash Flow from Some Type of Mortgage, Even When other Types are
Not Generating Cash Flow.
»
Low-Duration Assets have Historically Exhibited Low Price Volatility.
»
Diversification Limits Potential Volatility from Overexposure to any One Asset Class.
1.
Adjustable Rate Securities(those that reset within 12 months)
2.
CMO Structured Monthly Resetting Floaters
3.
Hybrid ARMS and Balloons
4.
Fixed Rate Assets(specified pools, sequential CMO’s, agency debt - with low durations)
5.
Cash (Opteum typically has 40% of its equity in cash, especially prior to monthly bond factor and prepayment release)
▪
Leverage, Defined as Debt to Equity, Typically Ranges from 8x - 12x.
▪
Portfolio Constructed with the Aim of Performing Well in Both Rising and
Falling Interest Rate Environments.
»
Inelastic Borrowers and Adjustable Rate Assets.

How does Opteum Effectively Address Weaknesses in the Mortgage
REIT Investment Portfolio Model and Make it Better?
1.
Cash Management and Committed Funding Agreements.
•
$1.85 Billion in Committed Lines
•
$100 million Principal Prepay Margin Waiver
•
40% of Equity in Cash Prior to Factor Releases
1.
True Quantitative Risk Management– Basel Accord.
2.
Diversification– Portfolio is Diversified across Many Classes of Low-Duration, Low
Price Volatility, Agency Mortgage Related Assets.
•
Over 40 Subset Types of Loans
•
Weakness of Hybrid Mortgage Investment Model
•
Inelastic Borrowers
1.
Loan Level Detail Analysis – CPR-CDR Technologies.
•
Top of The Pear Tree
1.
Full Transparency– Portfolio Released Every 6 Weeks, 8-K Releases.
2.
Repo & Settlement Outsourcing– Experts, Fail Rates, Reverse Margin Calls.
3.
Application of Best Practices – In Everything We Do.

[illegible]

Opteum Inc. - Asset Information

This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation

Asset Category		Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$	2,006,369,[illegible]	56.60%	53.03%
Hybrid Adjustable Rate Mortgage Backed Securities	$	770,0[illegible]	21.73%	20.71%
Fixed Rate Mortgage Backed Securities	$	566,353,366	15.76%	15.01%
Fixed Rate Agency Debt	$	96,472,067	2.60%	2.57%
Fixed Rate CMO	$	57,662,416	1.61%	1.52%
Balloon Maturity Mortgage Backed Securities	$	46,646,366	1.31%	1.23%
Total: Mortgage Assets (2)	**$**	**3,543,215,087**	**100.00%**	
Total Cash and Net Short-Term Receivables	$	100,077,660		2.65%
Cash out on Margin (Encumbered Cash)	$	-		0.00%
Long-Term Receivables From Opteum Financial Services	$	66,000,000		1.75%
Total: All Assets	**$**	**3,7[illegible]**		**100.00%**

Note: The Value of Securities in the Box (Unencumbered) is $[illegible]

(1) [illegible]

(2) [illegible]

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	27.63%	30.74%
Hybrid Adjustable Rate Mortgage Backed Securities	20.60%	22.40%
Fixed Rate Mortgage Backed Securities	15.36%	24.06%
Fixed Rate Agency Debt	10.60%	12.67%
Fixed Rate CMO	24.[illegible]%	22.32%
Balloon Maturity Mortgage Backed Securities	13.[illegible]%	13.60%
Total: Mortgage Assets	**24.[illegible]%**	**27.34%**

[illegible]

Portfolio Price and Duration

Weighted Average Purchase Price	$	[illegible]
Weighted Average Current Price	$	100.75
Modeled Effective Duration		1.226

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (In Months)	Longest Maturity	Weighted Average Maturity (In Months)
Adjustable Rate Mortgage Backed Securities (1)	4.70%	10.44%	1.79%	4.36	1-Apr-44	331
Hybrid Adjustable Rate Mortgage Backed Securities	4.33%	9.60%	1.76%	17.00	1-Nov-35	336
Fixed Rate Mortgage Backed Securities	6.02%	n/a	n/a	n/a	1-Mar-36	277
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	28-Feb-10	47
Fixed Rate CMO	5.59%	n/a	n/a	n/a	25-Jul-34	330
Balloon Maturity Mortgage Backed Securities	4.08%	n/a	n/a	n/a	1-Feb-11	45
Total: Mortgage Assets	**4.[illegible]%**	**10.28%**	**1.78%**	**[illegible]**	**1-Apr-44**	**312**

(3) [illegible]

Agency		Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$	2,290,803,400	64.66%
Freddie Mac	$	676,670,093	19.10%
Ginnie Mae	$	575,741,594	16.25%
Total Portfolio	**$**	**3,543,215,087**	**100.00%**

Pool Status		Market Value	As a Percentage of Mortgage Assets
Whole Pool	$	2,[illegible]	61.64%
Non Whole Pool	$	1,362,[illegible]	38.46%
Total Portfolio	**$**	**3,543,215,087**	**100.00%**

Optcum

REIT Current Portfolio Holdings

UNAUDITED as of 3/18/2005

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages			
One Month LIBOR	$35,453,455	1.62%	1.00%
Moving Treasury Average	$55,594,417	2.77%	1.57%
Cost Of Funds Index	$395,153,537	19.77%	11.19%
Six Month LIBOR	$202,300,594	10.09%	5.71%
Six Month CD Rate	$2,555,756	0.14%	0.08%
One Year LIBOR	$391,722,032	19.53%	11.05%
Conventional One Year CMT	$550,051,513	27.93%	15.81%
FHA and VA One Year CMT	$351,205,465	17.52%	9.91%
Other	$6,564,557	0.33%	0.19%
Total ARMs	$2,005,358,150	100.00%	56.60%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Hybrid ARMs			
[illegible] Fannie or Freddie Hybrid ARMs			
13 - 18 Months to First Reset	$335,490,517	43.57%	9.47%
19 - 24 Months to First Reset	$110,057,565	14.29%	3.11%
25 - 36 Months to First Reset	$49,820,049	6.47%	1.41%
37 - 48 Months to First Reset	$0	0.00%	0.00%
Total	$495,368,084	64.33%	13.98%
Agency Alt-A Hybrid ARMs			
13 - 18 Months to First Reset	$59,912,049	9.09%	1.97%
19 - 24 Months to First Reset	$2,746,556	0.36%	0.08%
25 - 36 Months to First Reset	$14,789,374	1.92%	0.42%
37 - 47 Months to First Reset	$3,766,710	0.49%	0.11%
Total	$91,215,590	11.85%	2.57%
GNMA Hybrid ARMs			
13 - 24 Months to First Reset	$162,515,266	21.11%	4.59%
25 - 36 Months to First Reset	$20,917,171	2.72%	0.59%
Total	$183,432,437	23.82%	5.18%
Total Hybrid ARMs	$770,016,001	100.00%	21.73%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Balloons			
<= 4.0 Years to Balloon Date	$35,887,344	76.67%	1.01%
4.01 - 5.0 Years to Balloon Date	$10,881,041	23.33%	0.31%
5.01 - 5.5 Years to Balloon Date	$0	0.00%	0.00%
Total Balloons	$46,548,385	100.00%	1.31%
Fixed Rate Agency Debt			
4.5yr Stated Final Maturity	$95,472,087	100.00%	2.69%
Total Fixed Rate Agency Debt	$95,472,087	100.00%	2.69%
Fixed Rate CMOs			
Fixed Rate CMOs	$67,562,416	100.00%	1.91%
Total Fixed Rate CMOs	$67,562,416	100.00%	1.91%
Fixed Rate Assets			
10y Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,946,517	0.35%	0.05%
15y $85,000 Maximum Loan Size	$69,513,540	12.61%	1.97%
15y $110,000 Maximum Loan Size	$4,556,574	0.83%	0.13%
15y 100% Investor Property	$605,440	0.11%	0.02%
15y 100% FNMA Expanded Approval Level 3	$942,755	0.17%	0.03%
15y 100% Alt-A	$36,035,307	6.54%	1.07%
15y Geography Specific (NY, FL, VT, TX)	$1,804,254	0.32%	0.05%
15y Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$25,040,255	4.40%	0.71%
20y Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,053,227	0.19%	0.03%
20y 100% Alt-A	$767,620	0.14%	0.02%
30y $85,000 Maximum Loan Size	$180,733,520	32.37%	5.10%
30y $110,000 Maximum Loan Size	$37,080,181	6.60%	1.07%
30y 100% Investor Property	$6,253,730	1.12%	0.18%
30y 100% FNMA Expanded Approval Level 3	$45,764,835	8.30%	1.32%
30y 100% Alt-A	$34,137,125	6.11%	0.96%
30y Geography Specific (NY, FL, VT, TX)	$4,100,203	0.75%	0.12%
30y 100% GNMA Builder Buydown Program	$5,250,225	0.95%	0.15%
30y Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$95,105,544	17.50%	2.77%
Total Fixed Rate Collateral	$558,203,258	100.00%	15.78%

Total (All Mortgage Assets)	$3,543,216,087		100.00%
Total Cash and Short-Term Receivables	$109,877,880		
Long-term Receivables From CFS	$65,000,000		
Total Assets and Cash	$3,718,182,857		
Total Forward Settling Purchases	$52,581,826		

Optcum

REIT Current Portfolio Holdings in More Detail

Opteum Inc Coupon Reset Schedule
Opteum's Total Outstanding Current Face as of 3/16/2006
(Entire Portfolio, Assumes No Paydowns)
% of Total Portfolio (Current Outstanding Face
25%
20%
15%
10%
5%
0%
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07

REIT ARM Reset Schedule

Unaudited Funding Information as of 3/16/2006

Repurchase Counterparties		Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity
Deutsche Bank (1)	$	943,443,000	79	11-Oct-06
Nomura	$	572,187,000	80	18-Sep-06
WAMU	$	410,994,000	24	13-Apr-06
Cantor Fitzgerald	$	240,133,000	35	25-May-06
UBS Securities	$	236,640,000	69	19-Oct-06
Bear Stearns	$	236,335,000	70	7-Jul-06
Morgan Stanley	$	165,555,267	56	30-May-06
JP Morgan Secs	$	149,602,559	93	18-Jul-06
Goldman Sachs	$	134,233,000	27	1-May-06
Merrill Lynch	$	128,119,000	21	19-Apr-06
BNP Paribas	$	67,430,000	23	13-Apr-06
Lehman Bros	$	62,643,000	12	28-Mar-06
Countrywide Secs	$	29,978,000	24	23-May-06
Daiwa Secs	$	19,732,000	113	7-Jul-06
RBS Greenwich Capital	$	1,503,000	18	3-Apr-06
Total	$	3,398,527,826	61	19-Oct-06
Total Forward Settling Purchases Without Commited Repo Terms		52,591,625		
Estimated Haircut (at 3%)		1,577,749		
Estimated Forward Borrowings		51,013,876		
Est Total Borrowing	$	3,449,541,702		

(1) Includes $507 Million floating rate repo obligations

Optcum

Opteum (REIT) Liabilities

As of
3/16/06
Today’s REIT Investment Opportunities
on Marginal Equity
Net Asset Yield (After Amortization)            5.65%
Cost of Funding (3 Month LIBOR)               4.93%
Net Interest Spread (NIS)         0.72%
NIS x Leverage (11.5:1)            8.28%
Return on Unlevered Equity     5.22%
Return on Investment             13.50%
Overhead                                 (2.00%)
Funding Contracts                            (0.25%)
Other Expenses                                (0.25%)
Return on Equity                            11.00%

Analysts Estimates for OPX

Firm	Analyst	Q1 2006 Earnings Estimate	Q2 2006 Earnings Estimate	Date of Most Recent Report	Rating	Year 2006 Earnings Estimate
Deutsche Bank	Steven Laws	$ 0.10	$ 0.13	January 10, 2006	Buy	$0.61
FIG Partners	Chris Marinac	$ 0.11	$ 0.05	March 17, 2006	Market Perform	$ 0.24
Friedman Billings Ramsey	Merrill Ross	$ 0.06	$ 0.04	December 13, 2005	Market Perform	$ 0.39
Hilliard Lyons	Ross Demmerle	N/A	N/A	March 22, 2006	Neutral	$ 0.81
Cohen Brothers	Alvar Soosaar	N/A	N/A	February 28, 2006	N/A	$ 1.33
Flagstone Securities	Steve Delaney	$ 0.14	$ 0.16	March 10, 2006	N/A	$ 0.72
	Average =	$ 0.10	$ 0.09			$ 0.68

	High	Low	Average
Expected dividends are $0.14, $0.12, and $0.58 for Q1-2006, Q2-2006, and YR-2006, respectively.
Analyst Estimates for OPX Earnings Including OFS Earnings

www.opteum.com